2000 Annual Report

TheRoyceFundsSM
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS

ROYCE
CAPITAL
FUND

MICRO-CAP PORTFOLIO
PREMIER PORTFOLIO


ANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS	8

For more than 25 years, our approach has focused on evaluating a company's current worth - our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company's future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.


LETTER TO OUR SHAREHOLDERS

OLD 'NEWS'

By popular acclaim, the year 2000 marked the beginning not only of a new year, but a new decade, a new century and a new millennium. Once Y2K anxieties evaporated, the new way of thinking about the economy and the stock market that began in the late '90s was re-ignited. According to many prognosticators, the new year would lead us into a brave new world of endless growth, low interest rates and even lower unemployment. This was the New Paradigm, the blueprint for the New Economy that was ushering in a New Era in investing. Economic and market cycles, with their exhausting, bruising bounces up and down, were relics of the past, yesterday's rules.

How quickly it all changed. By the end of the year, this kind of utopian talk seemed as outdated (and out of style) as the Edsel, and about as likely to return. While a summer rally helped the market shake off the spring correction, autumn brought a more serious downturn, one that dropped stock prices like leaves from trees. Earnings surprises, the slowing economy and the election controversy all conspired in the market's fall to earth. By the end of the year, the talk on Wall Street sounded sweetly familiar to experienced investors, and like a mysterious foreign language to those who had cut their teeth on day trading and billion dollar IPOs. Concepts that had been somewhat ignored, such as valuation, earnings and cash flow, were popping up more and more often in market commentaries. Value managers, once pariahs, became the latest gurus of the new, old-fashioned stock market.

THIS YEAR'S MODEL?

After spending most of the late '90s stuck on the back roads, small companies cruised on to the expressway with a strong 1999 and an equally strong opening period in 2000. However, small-caps, as measured by the Russell 2000 index, ran out of gas just as they reached a historical high in early March. They had plenty of company, as the large-cap S&P 500 and the high-octane Nasdaq Composite also slipped into reverse after posting new highs in March. In the third quarter, while both the S&P 500 and Nasdaq Composite continued to stall with negative returns, the Russell 2000 crept ahead of both indices for the year-to-date period. The small-cap index again outperformed its two larger counterparts in the more difficult fourth quarter. For the year, the Russell 2000 was down 3.0%, versus -9.2% for the S&P 500 and -39.3% for the Nasdaq.

As pleased as we were with small-cap's showing in a difficult year, the more exciting news was the return of value investing across all asset classes. Value, just one year ago the stodgy old model from a bygone era, was indeed one of the few bright spots in a market that seemed as eager to punish high-flying companies as it once had been to reward them. Interestingly, the shift from high-growth to value happened almost instantly and was not accompanied by any single economic or market event, aside from some scattered earnings surprises. After focusing almost exclusively on hopes and dreams, investors fled from the more ephemeral attractions of high growth potential, and shifted their attention to current earnings and valuation.

Within small-cap, value outperformed growth by a considerable margin. The spring correction hit small-cap growth issues, namely Technology, especially hard. The damage only grew worse with the advent of cold weather. While 2000's "Tech Wreck" is a familiar story by now, equally significant in our eyes was the comeback of several traditional Old Economy industries. Energy, insurance and transportation companies generally enjoyed a terrific year, helping to justify the patience that managers such as ourselves had placed in firms selected from these areas. The strong showings by once-neglected stocks were enough to make value investors smile, even those of us who felt that value's rebound was long overdue.

THE RACE DOESN'T BEGIN UNTIL THE HILLS

In recent years, stock performance was measured as if it were a one-way street of positive returns. It's easy to understand why. 2000 marked the first year since 1990 that all three major domestic equity indices - the S&P 500, Nasdaq Composite and Russell 2000 - posted negative results. It also ended the S&P 500's string of nine consecutive years of positive performance. The long bull market, a booming economy and the emergence of the internet had created what we felt was unsustainable optimism. While investors were enjoying high returns, they were growing increasingly


indifferent to risk. As risk-conscious value investors, we couldn't share this indifference. Successful performance is never an effortless jaunt. It's a long-distance run that includes many ups and downs and holds more than its share of risk.

The past year reminded us of Heartbreak Hill, the last in a series of brutal ups and downs near the finish line of the Boston Marathon. Interestingly, Heartbreak's uphill struggle is not what has wasted many of the world's finest runners. The rapid descent, torturous to a runner's tired legs, does the damage. We think that the stock market functions much like Heartbreak Hill. The true test of an investment approach comes on the down side, not the race to the top. And as the legendary Beantown marathoner John Kelley once observed, "The race doesn't begin until the hills." We believe that the stock market will continue to be a winding road of peaks and valleys, including several heartbreaking hills, and that those prepared for the downturns will have the long-term advantage.

As we look ahead, the market no longer appears to be an open highway for the fastest, newest models. In the current market environment, returns are lower, indexing no longer seemingly guarantees high (or even positive) returns, risk plays a major role in the form of increased volatility and small-cap value has been a leader. This climate may disappoint some investors, but we feel perfectly at home here.

The year 2000 reminded many investors of the need for consistency and discipline, two previously out of favor investment attributes that we hold in high regard. We think that the new cycle will reward managers who pay attention to balance sheets, cash flow and earnings. Lower returns are neither fatal nor a sign that the market has run out of potentially profitable opportunities. In our sector, there remain plenty of well-run, undervalued companies. We believe that a long-term value approach can be successful in the current climate and for the market marathon that lies ahead.

[PHOTO: (l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce]

           Sincerely,
/s/ Charles M. Royce	/s/ W. Whitney George	/s/ Jack E. Fockler, Jr.
Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

           January 29, 2001

NOTES TO PERFORMANCE AND RISK INFORMATION

All performance information is presented on a total return basis and reflects the reinvestment of distributions. The Funds' total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Royce Capital Fund portfolios invest in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements within this report regarding the future prospects for particular securities held in the Funds' portfolios and Royce's investment intentions with respect to those securities reflect Royce's opinions as of December 31, 2000 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future. The Nasdaq Composite, Russell 2000 and S&P 500 are unmanaged indices of domestic common stocks.


ROYCE MICRO-CAP PORTFOLIO PERFORMANCE AND PORTFOLIO REVIEW
Average Annual Total Returns Through 12/31/00
July - December, 2000*	11.46%
One-Year	18.55
Three-Year	16.49
Since Inception (12/27/96)	17.65
* Not annualized.
Portfolio Diagnostics
Median Market Capitalization	$216 million
Weighted Average P/E Ratio	11.3x
Weighted Average P/B Ratio	1.3x
Weighted Average Yield	1.1%
Net Assets	$35.4 million

MANAGER'S DISCUSSION

Strong performances across a variety of sectors helped Royce Micro-Cap Portfolio enjoy a strong year. The Fund was up 18.6% in 2000, well ahead of its benchmark, the Russell 2000, which was down 3.0%. The market's preference for more traditional valuation factors, such as balance sheets, records of earnings and cash flow, played an important role in the Fund's results, especially in its strong down market performance. From the small-cap market peak on 3/9/00 through the small-cap market trough on 11/30/00, the Fund was up 6.8%, while the Russell 2000 was down 25.8% for the same period. The Fund's average annual total return since inception (12/27/96) was 17.7%.

Rising energy prices, colder weather and increased investor interest contributed to a significant rebound for energy stocks in 2000, making Natural Resources the Fund's best-performing sector. In most cases, we continue to hold large stakes in what we regard as strong companies in the energy industry. For example, we are maintaining large positions in oil and natural gas firms Pure Resources and PetroCorp because we believe that they have not reached full value. In general, we prefer companies that focus more on natural gas than oil. Natural gas is a business whose primarily domestic focus makes it more immune to geopolitical flare-ups and is thus potentially more stable. We expect that the demand for energy will remain high, especially in light of ongoing difficulties in California, which bolsters our confidence for the industry as a whole.

Another major beneficiary of increased attention to valuations was the insurance industry. More than a year of depressed stock prices due to consistently disappointing performance had allowed us to increase our stake in our favorite insurance underwriting firms. The industry stirred to life late in the summer, then climbed higher through the rest of the year. Notable performances were turned in by title insurance provider Fidelity National Financial, malpractice insurance provider Medical Assurance and property and casualty insurer Trenwick Group. We sold shares of Fidelity National Financial when its price accelerated beyond our sell target, but are otherwise content to hold companies in the industry that we think still have room to grow.

Although as a group the Fund's Technology stocks performed poorly for the year, we had some success due to timely selling in the summer months with PECO II, a designer and manufacturer of communications power systems and equipment. We also booked nice gains in September in specialty computer component designer SBS Technologies after its price spiked upward, though we still hold a good-sized stake. The price of business and technology services provider RCM Technologies plummeted throughout the year, yet we think that it will benefit from an industry turnaround. Despite its difficult year, ESS Technology, an innovative manufacturer of semiconductors for use in PCs and laptops with a growing business in sound chips for DVD players, inspires a similar level of confidence.

Although the currently volatile market has created a slippery playing field for investors, we think that disciplined stock selection within the micro-cap sector can continue to yield positive results.

Top Ten Positions	% of Net Assets	Sector Breakdown	% of Net Assets
3TEC Energy	2.8%	Natural Resources	14.2%
Medical Assurance	2.8	Industrial Products	13.6
Cato Cl. A	2.6	Technology	13.5
Capitol Transamerica	2.4	Industrial Services	12.9
Thor Industries	2.3	Financial Intermediaries	12.4
BKF Capital Group	2.3	Consumer Services	9.8
Denbury Resources	2.1	Health	5.7
New England Business Service	2.1	Financial Services	4.8
Ducommun	2.0	Consumer Products	4.8
PetroCorp	1.9	Miscellaneous	4.7
		Cash & Cash Equivalents	3.6

[LINE CHART]

Royce Micro-Cap Portfolio Versus Russell 2000
Growth Of A $10,000 Initial Investment
From Inception (12/27/96) Through 12/31/00
	Royce Micro-Cap	Russell
	Portfolio	2000
Dec-96	10,000	10,000
Mar-97	9,820	9,574
Jun-97	10,420	11,127
Sep-97	11,459	12,783
Dec-97	12,146	12,355
Mar-98	13,277	13,597
Jun-98	12,879	12,963
Sep-98	10,283	10,352
Dec-98	12,641	12,041
Mar-99	10,831	11,388
Jun-99	13,992	13,159
Sep-99	13,919	12,327
Dec-99	16,197	14,601
Mar-00	16,963	15,635
Jun-00	17,228	15,044
Sep-00	19,395	15,211
Dec-00	19,203	14,160

GOOD IDEAS THAT WORKED 2000 Net Realized and Unrealized Gain
Denbury Resources	$464,033
3TEC Energy	426,575
PECO II	300,292
Fidelity National Financial	298,306
Pure Resources	288,118

Denbury Resources - It took a little while for the price of this oil and natural gas exploration company to take off, but once it did, it shot for the stars through a combination of record earnings and an excellent market for energy stocks.

3TEC Energy - Our positive outlook on energy stocks and very high regard for the management of this well-run regional oil and natural gas company led us to continue adding to our position throughout 2000, even as its price climbed.
GOOD IDEAS AT THE TIME 2000 Net Realized and Unrealized Loss
RemedyTemp Cl. A	$255,325
Reliance Group Holdings	230,706
Enesco Group	221,935
RCM Technologies	220,040
ESS Technology	182,469

RemedyTemp - In spite of a year-long down market for information technology services companies, we like the long-term prospects for this company that provides temporary staffing for clerical, light manufacturing and e-commerce businesses.

Reliance Group Holdings - We bought the stock of this property and casualty insurer on a takeover announcement from a larger firm that we knew and liked. Reliance's financial condition, which was never especially great, turned out to be even worse than we first thought. A potential takeover grew more and more unlikely, so we cut our losses in July.


ROYCE PREMIER PORTFOLIO

Average Annual Total Returns Through 12/31/00
July - December, 2000*	16.61%
One-Year	33.33
Three-Year	16.27
Since Inception (12/27/96)	16.70
* Not annualized.

Portfolio Diagnostics
Median Market Capitalization	$615 million
Weighted Average P/E Ratio	10.3x
Weighted Average P/B Ratio	1.6x
Weighted Average Yield	1.2%
Net Assets	$1.4 million

MANAGER'S DISCUSSION

Royce Premier Portfolio invests in a limited number of what we believe are high-quality small-cap companies. Strong showings from companies in several industries contributed to its 2000 performance. For the year, the Fund was up 33.3%, substantially ahead of its benchmark, the Russell 2000, which was down 3.0%. Equally satisfying was the Fund's down market performance. From the small-cap market peak on 3/9/00 through the small-cap market trough on 11/30/00, the Fund was up 15.9%, while the Russell 2000 was down 25.8%. The Fund's average annual total return since inception (12/27/96) was 16.7%.

The Fund's best-performing sector was Financial Intermediaries, buoyed by insurance stocks. After languishing for more than a year, insurance stocks surged in 2000's second half. Once stock prices began to rise, we sold shares, reducing our positions in White Mountains Insurance Group, Fidelity National Financial, Zenith National Insurance and Trenwick Group. We believe that these companies still have ample room to grow, so we continue to hold positions in each. We also increased our stake in malpractice insurer Medical Assurance.

Stocks in the Health sector also performed well last year. We sold shares of Aurora Biosciences, a designer and developer of systems that enhance drug discovery, in March after its price began to skyrocket. The price of medical product and services provider Henry Schein was on the upswing for most of the year, so we sold our position in November at a large gain. We also built our stake in innovative medical product maker Arrow International because we like the firm's balance sheet and talented management.

Energy stocks in the Natural Resources sector were among the year's most consistently positive performers. In general, we are holding on to oil and natural gas companies, such as 3TEC Energy and Tom Brown, and energy services companies, such as seismic data acquisition equipment maker Input/Output and ceramic proppant (a key material in hydraulic drilling) maker Carbo Ceramics. As with insurance, we think that energy stocks possess unrealized performance potential. Our expectation is that energy prices will continue to rise and that well-run energy firms should continue to grow.

We are hopeful for turnarounds in certain companies that showed losses in 2000. Anglogold, whose price plummeted throughout 2000, is an international gold mining business that we consider well-positioned for a turnaround. We also think that Spherion, a workforce management company with a growing technology consulting business, will benefit from a rebound for companies that provide information technology services. Closeout merchandise retailer Consolidated Stores suffered through a tough year for retail stocks. In spite of its poor performance, we like the company and its management and have added to our position.

We remain confident about the prospects for our disciplined approach in the current market climate.


PERFORMANCE AND PORTFOLIO REVIEW

Top Ten Positions	% of Net Assets	Sector Breakdown	% of Net Assets
White Mountains Insurance Group	4.4%	Industrial Services	19.2%
Charming Shoppes	4.2	Financial Intermediaries	12.3
BKF Capital Group	3.8	Industrial Products	11.0
3TEC Energy	3.7	Natural Resources	10.2
Curtiss-Wright	3.2	Technology	7.5
Comdisco	3.2	Financial Services	6.7
Washington Group International	2.8	Consumer Services	6.4
Spherion Corporation	2.8	Health	1.8
Thor Industries	2.7	Consumer Products	0.5
Lincoln Electric Holdings	2.7	Cash & Cash Equivalents	24.4

[LINE CHART]

Royce Premier Portfolio Versus Russell 2000
Growth Of A $10,000 Initial Investment
From Inception (12/27/96) Through 12/31/00
	Royce Premier	Russell
	Portfolio	2000
Dec-96	10,000	10,000
Mar-97	10,300	9,574
Jun-97	11,180	11,127
Sep-97	12,140	12,783
Dec-97	11,826	12,355
Mar-98	13,279	13,597
Jun-98	13,169	12,963
Sep-98	11,430	10,352
Dec-98	12,881	12,041
Mar-99	11,562	11,388
Jun-99	13,563	13,159
Sep-99	12,622	12,327
Dec-99	13,940	14,601
Mar-00	15,433	15,635
Jun-00	15,939	15,044
Sep-00	17,699	15,211
Dec-00	18,587	14,160

GOOD IDEAS THAT WORKED 2000 Net Realized and Unrealized Gain
White Mountains Insurance Group	$50,494
Oakley	25,533
Fidelity National Financial	18,619
Gallagher (Arthur J.) & Co.	13,776
Aurora Biosciences	12,880

White Mountains Insurance Group - A savvy industry veteran, CEO John Byrne has been able both to intelligently deploy the company's substantial cash reserves and to keep Wall Street interested, even when other insurance stocks were still out of favor. We sold shares at a gain in March, but still hold a large position.

Oakley - After spending much of 1998 and 1999 wandering in the single-digit-price wilderness, the stock of this leading designer, manufacturer and distributor of high-performance eyewear and athletic accessories came back as new products were more effectively integrated and institutional interest returned.
GOOD IDEAS AT THE TIME 2000 Net Realized and Unrealized Loss
Comdisco	$21,085
Blanch (E.W.) Holdings	15,762
Anglogold	13,615
Spherion Corporation	7,819
Consolidated Stores
5,995

Comdisco - The price of this technology services firm that provides equipment leasing, network and other services fell precipitously through the year. We think that its core business is strong enough to help stock performance rebound.

Blanch (E.W.) Holdings - A combination of missed earnings estimates and management defections led to a more than fifty percent loss in 2000's first quarter. Still believers in the high value of the firm's core business, we built up our position in March before selling some shares in May when its price briefly spiked upward.

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO		December 31, 2000
COMMON STOCKS-96.4%
	SHARES	VALUE
Consumer Products- 4.8%
Apparel and Shoes- 0.4%
Wolverine World Wide	9,400	$143,350

Collectibles- 0.9%
Enesco Group	68,300	320,156

Food/Beverage/Tobacco- 1.1%
800 JR Cigar a,c	30,000	390,000

Home Furnishing/Appliances- 0.4%
Bassett Furniture Industries	12,500	140,625

Publishing- 0.3%
Marvel Enterprises a	76,500	109,969

Other Consumer Products- 1.7%
+ Matthews International Cl. A	16,800	530,250
Velcro Industries	5,000	52,500
		582,750

Total (Cost $1,755,307)		1,686,850
Consumer Services- 9.8%
Leisure/Entertainment- 2.3%
+ Cheap Tickets a	38,500	375,375
+ Monaco Coach a	23,800	420,963
		796,338
Retail Stores- 7.5%
+ Buckle (The) a	15,000	263,437
+ Cato Cl. A	66,000	907,500
+ Charming Shoppes a	81,200	487,200
+ Finish Line (The) Cl. A a	40,000	236,250
Stein Mart a	15,000	174,375
+ Urban Outfitters a	75,300	597,694
		2,666,456

Total (Cost $3,131,097)		3,462,794
Financial Intermediaries- 12.4%
Insurance- 12.4%
Capitol Transamerica	67,400	838,287
+ Fidelity National Financial	10,000	369,375
Highlands Insurance Group a	7,700	69,300
+ Medical Assurance a	59,200	987,900
NYMAGIC	35,000	660,625
Navigators Group a	40,600	540,488
PXRE Group	26,700	452,231
Trenwick Group	19,400	481,362

Total (Cost $3,400,000)		4,399,568
Financial Services- 4.8%
Insurance Brokers- 2.5%
+ Blanch (E.W.) Holdings	35,000	610,313
+ CorVel a	7,500	259,687
		870,000
Investment Management- 2.3%
+ BKF Capital Group	45,000	821,250

Total (Cost $1,711,742)		1,691,250
	SHARES	VALUE
Health- 5.7%
Commercial Services- 2.1%
PAREXEL International a	33,900	$366,544
Young Innovations a	19,400	373,450
		739,994
Drugs and Biotech- 2.3%
+ Antigenics a	20,000	221,250
BioReliance a	19,800	262,350
+ Organogenesis a	39,600	356,004
		839,604
Personal Care- 1.3%
+ Ocular Sciences a	39,500	459,187

Total (Cost $1,797,730)		2,038,785
Industrial Products- 13.6%
Building Systems and Components- 4.8%
Falcon Products	34,000	269,875
+ LSI Industries	25,000	510,937
Simpson Manufacturing a	2,000	102,000
+ Thor Industries	41,700	823,575
		1,706,387
Construction Materials- 2.4%
Florida Rock Industries	10,000	391,250
Monarch Cement	2,500	43,750
Puerto Rican Cement Company	14,100	415,950
		850,950
Industrial Components- 1.2%
+ Chase Industries a	29,800	311,038
Woodhead Industries	5,200	102,050
		413,088
Machinery- 1.1%
+ Lincoln Electric Holdings	19,900	390,537

Pumps, Valves and Bearings- 1.7%
+ Denison International ADR a,b	27,700	412,038
Sun Hydraulics	30,800	204,050
		616,088
Specialty Chemicals and Materials- 0.1%
CFC International a	7,500	34,687
Synalloy Corporation	3,000	14,250
		48,937
Other Industrial Products- 2.3%
BHA Group Holdings	13,300	186,200
FLIR Systems a	7,500	41,719
+ Quixote	30,800	573,650
		801,569

Total (Cost $4,679,334)		4,827,556

Industrial Services- 12.9%
Commercial Services- 6.7%
aaiPharma a	27,000	275,063
Carlisle Holdings a	46,500	325,500
Cornell Companies a	60,700	326,262
RCM Technologies a	54,800	198,650
+ RemedyTemp Cl. A a	61,900	479,725
+ Spherion Corporation a	24,100	272,631
+ Wackenhut Corrections a	65,400	482,325
		2,360,156

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO		December 31, 2000
	SHARES	VALUE
Industrial Services- (continued)
Engineering and Construction- 1.6%
Sevenson Environmental Services	20,328	$218,526
Washington Group International a	42,800	350,425
		568,951
Food/Tobacco Processors- 0.4%
DIMON	14,000	77,000
Midwest Grain Products	5,200	45,500
		122,500
Printing- 3.1%
Ennis Business Forms	48,400	356,950
+ New England Business Service	40,900	746,425
		1,103,375
Transportation and Logistics- 1.1%
AirNet Systems a	60,500	230,656
Frozen Food Express Industries a	88,000	173,250
		403,906

Total (Cost $5,381,514)		4,558,888
Natural Resources- 14.2%
Energy Services- 4.7%
+ Carbo Ceramics	15,000	561,563
Global Industries a	14,600	199,837
Input/Output a	48,600	495,113
+ Peerless Mfg.	14,400	223,200
Willbros Group a	30,300	193,162
		1,672,875
Gold- 0.1%
MK Gold a	15,000	14,531

Oil and Gas- 9.4%
Denbury Resources a	68,400	752,400
+ NATCO Group Cl. A a	30,000	247,500
PetroCorp a	71,200	685,300
Pure Resources a	32,697	662,114
+ 3TEC Energy a	55,700	988,675
		3,335,989

Total (Cost $3,100,741)		5,023,395

Technology- 13.5%
Aerospace/Defense- 4.9%
+ Curtiss-Wright	11,200	520,800
+ Ducommun a	62,900	695,831
Special Metals a	6,100	15,250
+ Woodward Governor	11,100	496,725
		1,728,606
	SHARES	VALUE
Components and Systems- 1.8%
+ SBS Technologies a	11,600	$347,275
+ T/R Systems a	46,800	298,350
		645,625
Distribution- 1.0%
Richardson Electronics	27,000	371,250

IT Services- 0.9%
+ Analysts International	81,200	309,575

Semiconductors and Equipment- 1.5%
+ ESS Technology a	40,000	205,000
+ Electroglas a	19,000	290,938
PCD a	7,000	42,437
		538,375
Software- 2.7%
ANSYS a	29,100	327,375
JDA Software Group a	22,400	292,600
SPSS a	15,000	330,938
		950,913
Telecommunication- 0.7%
+ Globecomm Systems a	32,500	239,688

Total (Cost $4,510,554)		4,784,032

Miscellaneous-4.7%
Total (Cost $1,977,546)		1,680,734

TOTAL COMMON STOCKS
(Cost $31,445,565)		34,153,852

REPURCHASE AGREEMENT-2.7%
State Street Bank & Trust Company,
5.50% dated 12/29/00, due
1/2/01, maturity value $978,598
(collateralized by U. S. Treasury
Notes, 6.875% due 05/15/06
valued at $1,002,582)
(Cost $978,000)		978,000

TOTAL INVESTMENTS-99.1%
(Cost $32,423,565)		35,131,852

CASH AND OTHER ASSETS
LESS LIABILITIES-0.9%		305,118

NET ASSETS-100.0%		$35,436,970
a		Non-income producing.
b		American Depository Receipt.
c

A security, for which market quotations are no longer readily available, represents 1.10% of net assets. This security has been valued at its fair value under procedures established by the Fund's Board of Trustees.

+		New Additions in 2000.
Bold indicates the Fund's 20 largest equity holdings in terms of December 31, 2000 market value.

INCOME TAX INFORMATION- The cost of total investments for Federal income tax purposes was $32,519,527. At December 31, 2000, net unrealized appreciation for all securities was $2,612,325, consisting of aggregate gross unrealized appreciation of $5,681,332 and aggregate gross unrealized depreciation of $3,069,007. The Fund designated $372,160 as a capital gain dividend for the purpose of the dividend paid deduction.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND - PREMIER PORTFOLIO		December 31, 2000
COMMON STOCKS-75.6%
	SHARES	VALUE
Consumer Products- 0.5%
Sports and Recreation- 0.5%
Oakley a	500	$6,750

Total (Cost $2,811)		6,750
Consumer Services- 6.4%
Retail Stores- 6.4%
Charming Shoppes a	10,000	60,000
+ Consolidated Stores a	3,000	31,875

Total (Cost $89,341)		91,875
Financial Intermediaries- 12.3%
Insurance- 12.3%
+ Argonaut Group	1,000	21,000
+ Fidelity National Financial	500	18,469
Leucadia National	200	7,087
Medical Assurance a	2,020	33,709
Trenwick Group	300	7,444
Wesco Financial	40	11,270
+ White Mountains Insurance Group	200	63,800
Zenith National Insurance	500	14,688

Total (Cost $114,120)		177,467
Financial Services- 6.7%
Insurance Brokers- 2.9%
Blanch (E.W.) Holdings	2,000	34,875
Gallagher (Arthur J.) & Company	100	6,363
		41,238
Investment Management- 3.8%
+ BKF Capital Group	3,000	54,750

Total (Cost $91,734)		95,988
Health- 1.8%
Surgical Products and Devices- 1.8%
Arrow International	700	26,370

Total (Cost $19,498)		26,370
Industrial Products- 11.0%
Building Systems and Components- 4.9%
Simpson Manufacturing a	600	30,600
+ Thor Industries	2,000	39,500
		70,100
Construction Materials-1.4%
Florida Rock Industries	500	19,562

Machinery- 2.7%
Lincoln Electric Holdings	2,000	39,250

Pumps, Valves and Bearings- 1.1%
+ Roper Industries	500	16,531

Other Industrial Products- 0.9%
+ Quixote	700	13,038

Total (Cost $137,213)		158,481

	SHARES	VALUE
Industrial Services- 19.2%
Commercial Services- 8.4%
+ ABM Industries	600	$18,375
Carlisle Holdings a	2,500	17,500
+ Comdisco	4,000	45,750
Spherion Corporation a	3,500	39,594
		121,219
Engineering and Construction- 4.1%
+ Jacobs Engineering Group a	400	18,475
Washington Group International a	5,000	40,937
		59,412
Industrial Distribution- 0.9%
Ritchie Bros. Auctioneers a	600	12,450

Printing- 1.3%
New England Business Service	1,000	18,250

Transportation and Logistics- 4.5%
Arnold Industries	2,000	36,000
+ Knight Transportation a	1,500	28,875
		64,875

Total (Cost $289,230)		276,206
Natural Resources- 10.2%
Energy Services- 2.1%
+ Carbo Ceramics	400	14,975
Input/Output a	1,500	15,281
		30,256
Gold- 2.1%
+ Anglogold ADR b	2,000	29,875

Oil and Gas- 6.0%
Barrett Resources a	300	17,044
Tom Brown a	500	16,437
+ 3TEC Energy a	3,000	53,250
		86,731

Total (Cost $118,582)		146,862
Technology- 7.5%
Aerospace/Defense- 3.2%
Curtiss-Wright	1,000	46,500

Components and Systems- 1.4%
+ Dionex a	600	20,700

Distribution- 1.5%
Avnet	1,000	21,500

IT Services- 1.4%
+ American Management Systems a	1,000	19,813

Total (Cost $98,155)		108,513

TOTAL COMMON STOCKS
(Cost $960,684)		1,088,512

TOTAL INVESTMENTS-75.6%
(Cost $960,684)		1,088,512

CASH AND OTHER ASSETS
LESS LIABILITIES-24.4%		351,234

NET ASSETS- 100.0%		$1,439,746
a	Non-income producing.
b	American Depository Receipt.
+	New Additions in 2000.
	Bold indicates the Fund's 20 largest equity holdings in terms of December 31, 2000 market value.

INCOME TAX INFORMATION- The cost of total investments for Federal income tax purposes was $965,110. At December 31, 2000, net unrealized appreciation for all securities was $123,402, consisting of aggregate gross unrealized appreciation of $191,096 and aggregate gross unrealized depreciation of $67,694. The Fund designated $14,434 as a capital gain dividend for the purpose of the dividend paid deduction.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE CAPITAL FUND
STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2000
	Micro-Cap	Premier
	Portfolio	Portfolio
ASSETS:
Investments at value*	$34,153,852	$1,088,512
Repurchase agreement (at cost and value)	978,000	-
Cash	172,281	115,498
Receivable for capital shares sold	193,439	237,877
Receivable for dividends and interest	26,365	535
Prepaid expenses and other assets	2,461	1,969
Total Assets	35,526,398	1,444,391

LIABILITIES:
Payable for investments purchased	37,250	-
Payable for capital shares redeemed	1,105	270
Payable for investment advisory fees	31,158	-
Accrued expenses	19,915	4,375
Total Liabilities	89,428	4,645
Net Assets	$35,436,970	$1,439,746

ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments	$266,625	$14,266
Net unrealized appreciation on investments	2,708,287	127,828
Capital shares	5,025	225
Additional paid-in capital	32,457,033	1,297,427
Net Assets	$35,436,970	$1,439,746

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	5,024,968	224,864

NET ASSET VALUES (Net Assets/Shares Outstanding):
(offering and redemption price per share)	$7.05	$6.40

*Investments at identified cost	$31,445,565	$960,684
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio			Premier Portfolio
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2000	1999	2000	1999
INVESTMENT OPERATIONS:
Net investment loss	($28,817)	($18,741)	($1,989)	($254)
Net realized gain on investments	1,088,820	757,444	93,772	58,985
Net change in unrealized appreciation
on investments	2,550,429	394,456	125,667	(19,262)
Net increase in net assets
from investment operations	3,610,432	1,133,159	217,450	39,469
DISTRIBUTIONS:
Net investment income	-	-	-	-
Net realized gain on investments	(976,920)	(555,466)	(88,208)	(48,441)
Total distributions	(976,920)	(555,466)	(88,208)	(48,441)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold	26,083,475	4,459,582	1,359,913	88,432
Distributions reinvested	976,920	555,464	88,208	48,439
Value of shares redeemed	(1,725,094)	(1,461,962)	(565,837)	(74,096)
Net increase in net assets
from capital share transactions	25,335,301	3,553,084	882,284	62,775
NET INCREASE IN NET ASSETS	27,968,813	4,130,777	1,011,526	53,803
NET ASSETS:
Beginning of year	7,468,157	3,337,380	428,220	374,417
End of year	$35,436,970	$7,468,157	$1,439,746	$428,220
UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF YEAR	-	-	-	-

CAPITAL SHARE TRANSACTIONS (in shares):
Shares sold	3,922,108	760,475	222,283	16,807
Shares issued for reinvestment
of distributions	143,243	96,268	14,366	9,535
Shares redeemed	(259,291)	(274,513)	(93,612)	(13,020)
Net increase in shares outstanding	3,806,060	582,230	143,037	13,322
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


ROYCE CAPITAL FUND
STATEMENTS OF OPERATIONS	Year Ended December 31, 2000
	Micro-Cap	Premier
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$184,696	$8,494
Interest	57,401	-
Total income	242,097	8,494
Expenses:
Investment advisory fees	250,846	7,765
Custodian	28,207	8,018
Audit	9,750	2,450
Shareholder servicing	7,796	7,798
Administrative and office facilities expenses	4,956	235
Organizational expenses	2,124	2,124
Trustees' fees	2,103	90
Legal	600	28
Other expenses	10,133	1,722
Total expenses	316,515	30,230
Fees waived by investment adviser	(45,601)	(7,765)
Expenses reimbursed by investment adviser	-	(11,982)
Net expenses	270,914	10,483
Net investment loss	(28,817)	(1,989)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,088,820	93,772
Net change in unrealized appreciation on investments	2,550,429	125,667
Net realized and unrealized gain on investments	3,639,249	219,439
NET INCREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS	$3,610,432	$217,450

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating each Fund's performance for the periods presented.
				Net Realized		Distributions						Ratio of Net
		Net Asset		and	Distributions	From Net	Net Asset			Net Assets,	Ratio of	Investment
		Value,	Net	Unrealized	From Net	Realized	Value,			End of	Expenses	Loss
		Beginning	Investment	Gain on	Investment	Gain on	End	Total		Period	to Average	to Average	Portfolio
		of Period	Loss	Investments	Income	Investments	of Period	Return		(in thousands)	Net Assets	Net Assets	Turnover Rate
	Micro-Cap Portfolio (a)
	2000	$6.13	($0.01)	$1.14	-	($0.21)	$7.05	18.6%		$35,437	1.35%	(0.14)%	31%
	1999	5.24	(0.02)	1.46	-	(0.55)	6.13	28.1%		7,468	1.35%	(0.53)%	102%
	1998	5.80	(0.03)	0.23	-	(0.76)	5.24	4.1%		3,337	1.35%	(0.79)%	88%
	1997	5.01	(0.02)	1.08	-	(0.27)	5.80	21.2%		1,064	1.35%	(0.96)%	132%
	1996	5.00	-	0.01	-	-	5.01	0.2%	**	250	1.99%*	(1.99)%*	0%**

	Premier Portfolio (b)
	2000	$5.23	($0.01)	$1.73	-	($0.55)	$6.40	33.3%		$1,440	1.35%	(0.26)%	116%
	1999	5.47	-	0.43	-	(0.67)	5.23	8.2%		428	1.35%	(0.06)%	70%
	1998	5.37	-	0.47	-	(0.37)	5.47	8.9%		374	1.35%	(0.08)%	109%
	1997	5.05	(0.01)	0.87	-	(0.54)	5.37	17.1%		296	1.35%	(0.18)%	79%
	1996	5.00	-	0.05	-	-	5.05	1.0%	**	252	1.99%*	(1.99)%*	0%**

(a)

Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2000, 1999, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 1.58%, 2.24%, 2.59%, 7.32% and 22.49%, respectively. The Fund commenced operations on December 27, 1996.

(b)

Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2000, 1999, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 3.89%, 5.63%, 7.05%, 8.87% and 22.49%, respectively. The Fund commenced operations on December 27, 1996.

*	Annualized.
**	Not annualized.


NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

        Royce Micro-Cap Portfolio and Royce Premier Portfolio (the "Fund" or "Funds") are the two series of Royce Capital Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. The Funds commenced operations on December 27, 1996.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        Valuation of investments:

        Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

        Investment transactions and related investment income:

        Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

        Expenses:

        The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

        Taxes:

        As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."


NOTES TO FINANCIAL STATEMENTS (continued)

        Distributions:

        Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

        Repurchase agreements:

        The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

        Organizational expenses:

        Costs incurred by the Funds in connection with its organization and initial registration of shares of $10,000 per portfolio have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

        Investment Adviser:

        Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Premier Portfolio, respectively. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual ratio of operating expenses to average net assets at or below 1.35% for each Fund through December 31, 2001. For the year ended December 31, 2000, Micro-Cap Portfolio recorded advisory fees of $205,245 (net of waivers of $45,601). Royce waived advisory fees of $7,765 for Premier Portfolio.

        Purchases and Sales of Investment Securities:

        For the year ended December 31, 2000, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Micro-Cap Portfolio	Premier Portfolio
Purchases	$30,250,901	$1,323,148
Sales	$5,984,693	$798,712


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Royce Capital Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund-Micro-Cap Portfolio and Royce Capital Fund-Premier Portfolio (constituting Royce Capital Fund, hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001